UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2009
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)
California
(State or Other Jurisdiction of Incorporation)

[000-49798]	94-2340464

(Commission File Number)	(I.R.S. Employer Identification Number)
6035 Stoneridge Drive
Pleasanton, California 94588
(Address of principal executive offices including zip code)
(925) 847-8600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02 Termination of a Material Definitive Agreement
Thoratec Corporation (“Thoratec”) and HeartWare International, Inc. (“HeartWare”) have mutually agreed effective July 31, 2009 to terminate the Agreement and Plan of Merger dated as of February 12, 2009 (“Merger Agreement”) by and among Thoratec, HeartWare, Thomas Merger Sub I, Inc., a wholly owned subsidiary of Thoratec, and Thomas Merger Sub II, Inc., a wholly owned subsidiary of Thoratec, pursuant to which Thoratec would have acquired HeartWare. Thoratec and HeartWare are also parties to a loan agreement dated as of February 12, 2009, by and among Thoratec, HeartWare and all of HeartWare’s subsidiaries, as guarantors (“Loan Agreement”). A description of the terms of the Merger Agreement and Loan Agreement was included in Item 1.01 of the Current Report on Form 8-K filed by Thoratec with the Securities and Exchange Commission on February 13, 2009, and to the extent required by Item 1.02 of Form 8-K, such description is incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K.
As announced on July 29, 2009, the U.S. Federal Trade Commission (“FTC”) informed Thoratec and HeartWare that it would file a complaint in U.S. Federal District Court to challenge Thoratec’s proposed acquisition of HeartWare. HeartWare and Thoratec’s decision to terminate the Merger Agreement was in response to the FTC’s determination to challenge the proposed acquisition of HeartWare by Thoratec.
Thoratec and HeartWare issued a joint press release on July 31, 2009, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward-Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words “expects,” “projects,” “hopes,” “believes,” “intends,” “should,” “estimate,” “will,” “would,” “may,” “anticipates,” “plans,” “could” and other similar words. Actual results, events or performance could differ materially from these forward-looking statements based on a variety of factors, many of which are beyond Thoratec’s control. Therefore, readers are cautioned not to put undue reliance on these statements. Factors that could cause actual results or conditions to differ from those anticipated by these and other forward-looking statements include those more fully described in the “Risk Factors” section of Thoratec’s 2008 Annual Report on Form 10-K and in other documents Thoratec files with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Thoratec is not under any obligation, and Thoratec expressly disclaims any obligation, to publicly release any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
99.1	Press Release, dated July 31, 2009, issued jointly by Thoratec Corporation and HeartWare International, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated as of July 31, 2009

THORATEC CORPORATION
By:	/s/ David Smith
	Name:	David Smith
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 31, 2009, issued jointly by Thoratec Corporation and HeartWare International, Inc.